Exhibit 10.1.1


Schedule of Stock Option Agreements in the Form of Exhibit 10.1, Including Material Detail in Which Such Documents Differ From Exhibit 10.1

         1. Stock Option Agreement, dated as of March 15, 2001, between the Registrant and Frederick A. Huttner

         2. Stock Option Agreement, dated as of March 15, 2001, between the Registrant and Robert H. Donehew

         3. Stock Option Agreement, dated as of March 15, 2001, between the Registrant and Anthony Charos

         4. Stock Option Agreement, dated as of March 15, 2001, between the Registrant and John F. McCarthy

The form of the documents listed above does not differ in material detail from the form of Exhibit 10.1 except with respect to the identity of the director.

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